UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 27, 2016

Commission file number 1-13163
________________________
YUM! BRANDS, INC.
 (Exact name of registrant as specified in its charter)

North Carolina	13-3951308
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1441 Gardiner Lane, Louisville, Kentucky	40213
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (502) 874-8300

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Yum! Brands, Inc. (the “Company”) has appointed David Gibbs as its President and Chief Financial Officer effective May 2, 2016. Mr. Gibbs, 53, previously served as Chief Executive Officer of the Company’s Pizza Hut Division since January 2015.  Mr. Gibbs's prior positions with the Company and its subsidiaries have included President of Pizza Hut U.S (January 2014 to December 2014), President and Chief Financial Officer of Yum! Restaurants International, Inc. (“YRI”) (May 2012 through December 2013), Chief Financial Officer of YRI (January 2011 to April 2012), and Chief Financial Officer of Pizza Hut U.S. (September 2005 to December 2010).   In connection with his appointment, Mr. Gibbs will receive an additional stock appreciation rights grant which will have an economic value of $500,000 and will vest in four equal annual installments commencing May 20, 2017.

Dave Russell, who served as interim CFO since February 2016 will resume his role as Vice President, Finance and Corporate Controller for the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC.
(Registrant)

Date:	April 27, 2016	/s/ John P. Daly
Vice President and Associate General Counsel